EXHIBIT 23.2


                          CONSENT OF GRANT THORNTON LLP

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                         CONSENT OF INDEPENDENT AUDITORS




         We have issued our report dated March 31, 1999 accompanying the financial statements of Amplidyne, Inc. appearing in the Annual Report on Form 10-KSB for the year ended December 31, 1998 which is incorporated by reference in this Registration Statement on Form S-8. We consent to the incorporation by reference in the Registration Statement on Form S-8 of the aforementioned report.





Grant Thornton LLP
Edison, New Jersey

December 13, 1999